SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                    Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Cohen & Steers Real Estate Securities Fund, Inc.

Cohen & Steers Institutional Realty Shares, Inc.

Cohen & Steers Dividend Value Fund, Inc.

Cohen & Steers Preferred Securities and Income Fund, Inc.

Cohen & Steers Real Assets Fund, Inc.

Cohen & Steers MLP & Energy Opportunity Fund, Inc.

Cohen & Steers Active Commodities Strategy Fund, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

** PLEASE VOTE NOW **

ON SOME IMPORTANT MATTERS REGARDING YOUR INVESTMENT

WE MUST RECEIVE YOUR VOTE AS SOON AS POSSIBLE

Cohen and Steers Open End Funds

Recently, we sent you proxy material regarding the Annual Meeting of Stockholders that is scheduled for December 17, 2015. The Funds’ records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Funds to obtain the necessary number of votes required to hold the meeting as scheduled.

Voting is quick and will only take a few minutes of your time – To speak with a live agent and vote please call

1-855-601-2250

Your vote is important no matter the size of your fund holdings.

Please vote promptly.

The Fund offers three other easy methods for you to vote.

Choose one of the following methods and vote today!

VOTE ONLINE	VOTE BY MAIL	VOTE BY PHONE

Visit the Website noted on your proxy card and enter the control number that appears on the proxy card. Follow the on-screen prompts to vote.	Return the executed proxy card in the postage-paid envelope provided so it is received before December 17, 2015.

Call the phone number above  Monday – Friday, 9:00am – 10pm, Eastern Time to speak with a proxy specialist.

OR

Call the toll free touch-tone phone number listed on your proxy card. Have your proxy card with control number available. Follow the touch-tone prompts to vote.

THANK YOU FOR YOUR PARTICIPATION!

Nobo/Reg

**PLEASE VOTE NOW**

ON SOME IMPORTANT MATTERS REGARDING YOUR INVESTMENT

WE MUST RECEIVE YOUR VOTE AS SOON AS POSSIBLE

Cohen and Steers Open End Funds

Recently, we sent you proxy material regarding the Annual Meeting of Stockholders that is scheduled for December 17, 2015. The Funds’ records indicate that we have not received your vote. We urge you to vote as soon as possible in order to allow the Funds to obtain the necessary number of votes required to hold the meeting as scheduled.

Your vote is important no matter the size of your fund holdings. Please vote promptly so your vote can be received prior to the December 17, 2015 Annual Meeting of Stockholders.

The Fund has made it very easy for you to vote. Choose one of the following methods:

VOTE ONLINE	VOTE BY MAIL	VOTE BY PHONE

Visit the Website noted on your proxy card and enter the control number that appears on the proxy card. Follow the on-screen prompts to vote.	Return the executed proxy card in the postage-paid envelope provided so it is received before December 17, 2015.	Call the toll free touch-tone phone number listed on your proxy card. Have your proxy card with control number available. Follow the touch-tone prompts to vote.

THANK YOU FOR YOUR PARTICIPATION!

OBO